UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)

Annual Report
October 31, 2017

Hong Kong

Aberdeen
Simply asset management.

Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
Annual Report
October 31, 2017
HongKong
Aberdeen
Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.035 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2017 consisted of 63% net investment income and 37% return of capital.

In January 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2017. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Fund Updates

As of September 30, 2017, the Fund’s blended benchmark changed, as summarized below:

Index	Previous Weight	New Index	New Weight
Bloomberg AusBond Composite Index[1]	35.00%	Bloomberg AusBond Composite Index	35.00%
JP Morgan Asian Credit Index[2]	40.00%	JP Morgan Asian Credit Diversified Index[6]	40.00%
Markit iBoxx Asia Government Index[3]	15.00%	Markit iBoxx Asia Government Index	15.00%
Markit iBoxx Asia Government India Index[4]	5.00%	Markit iBoxx Asia Government India Index	5.00%
Markit iBoxx Asia Government Indonesia Index[5]	5.00%	Markit iBoxx Asia Government Indonesia Index	5.00%

[1]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
[2]	The JP Morgan Asian Credit Index is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of the Asia ex-Japan region.
[3]

The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

[4]	The Markit iBoxx Asia Government India Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from India.
[5]	The Markit iBoxx Asia Government Indonesia Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from Indonesia.
[6]

The JP Morgan Asian Credit Diversified Index is a variant of the JP Morgan Asian Credit Index (JACI) focuses on reducing concentration risk of the JACI index to any particular market. The JACI is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.

Total Investment Return

For the fiscal year ended October 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	3.8%
Market Price*	11.2%

*	assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information in Fund performance please see page 4 Report of the Investment Manager.

NAV, Share Price and Discount

	NAV	Market Price	Discount
10/31/2016	$5.69	$4.92	13.5%
10/31/2017	$5.43	$5.03	7.4%
% Change	-4.6%	2.2%

Portfolio Allocation

As of October 31, 2017, the Fund held of its total investments 61.0% in Asian debt securities, 31.4% in Australian debt securities, 4.6% in European debt securities, 2.6% in U.S. debt securities and 0.4% in African securities.

Of the Fund’s total investments, excluding hedges, 42.2% were held in U.S. Dollar denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 32.7% in the Australian Dollar and 25.1% in various Asian currencies.

Of the Fund’s total investments, including hedges, 43.7% were held in U.S. Dollar denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 27.6% in the Australian Dollar and 28.7% in various Asian currencies.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (continued)

Credit Quality

As of October 31, 2017, 45.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc. (“Moody’s”).2

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective March 15, 2017, Lin-Jing Leong replaced Victor Rodriguez as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Kenneth Akintewe, Nick Bishop, David Choi and Adam McCabe.

Ms. Leong is an investment manager on the Asian local rates and currency team. She joined Aberdeen Asset Management Asia Limited in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in investing in the Asian local current bond market.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended October 31, 2017 totaled $0.42 per share. Based on the share price of $5.03 on October 31, 2017, the distribution rate over the twelve-month period ended October 31, 2017 was 8.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2017 and December 11, 2017, the Fund announced that it will pay on November 29, 2017 and January 8, 2018, respectively, a distribution of U.S. $0.035 per share to all shareholders of record as of November 21, 2017 and December 29, 2017, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
4-year Term Loan B	$100	December 14, 2019
Revolving Credit Facility	$100	April 7, 2020
7-Year Series A Senior Secured Notes	$100	June 12, 2020
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred Shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings3 and the combined $350 million 7-year, 10-year and 15-Year Series A, B, C and D Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 1,135,695 and 3,042,619 shares, respectively.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (the

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

[3]	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management, investment advisory, investment sub-advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also has remained the same following the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your

Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

For your convenience, included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email services and receive future communications from Aberdeen.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/ aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asia-Pacific government bonds ended with mixed performance over the 12-month period ended October 31, 2017. Global investors remained drawn towards the more attractive yields in the region compared to the low-rate environment in most developed markets. However, external events weighed on the markets. Donald Trump’s win in the November 2016 U.S. presidential election fueled expectations of increased fiscal spending and rising inflation, which halted the global bond market rally. Towards the end of the reporting period, bond yields rose again as major global central banks edged closer towards ending the era of accommodative monetary policy. Notably, both the U.S. Federal Reserve (Fed) and European Central Bank decided to start unwinding their quantitative-easing programs. Meanwhile, North Korea enflamed geopolitical tensions and market anxiety with its missile tests. Regional currencies ended with mixed performance against the U.S. dollar.

Indonesian local-currency government bonds were among the strongest regional performers over the reporting period, buoyed by monetary policy rate cuts and ongoing reforms that prompted Standard & Poor’s to restore the country’s investment-grade rating.1 Government reform momentum also lifted Sri Lankan bonds. In India, the government’s demonetization2 led to vast amounts of bank deposits being channeled into domestic bonds, while the nationwide Goods and Services Tax was finally implemented. However, market gains were later pared by investors’ concerns that the government’s bank rescue plan could increase the fiscal deficit. Malaysian bonds were boosted by easier trading rules for government securities, although rising inflationary pressures capped total returns.

Conversely, bonds in Hong Kong and Singapore tracked U.S. Treasury yields higher. Philippine bonds weakened as expectations of an interest-rate hike persisted amid rising inflation. Korean bonds were also pressured by the hawkish central bank, coupled with domestic and external political pressures. In China, short-duration3 bonds declined as money-market rates moved sharply higher after monetary authorities tightened liquidity.

Australian government bond yields rose over the reporting period as benign inflation scuttled talks of policy rate hikes. The domestic economy appeared robust, while improving Chinese economic growth data also bolstered the prospects of Australian commodities exporters, which were positioned to benefit from increased demand.

Asia-Pacific credit markets recorded positive total returns over the reporting period, mainly because of tighter spreads against relatively weaker-performing U.S. Treasuries. High-yield credits outperformed their investment-grade counterparts. Commodity-related issues outperformed the overall market on the back of price recovery. Consumer-related credit spreads tightened as data indicated better-than-expected economic growth in China. Financial-sector credits were buoyed by hopes that profit margins would improve with rising rates, but non-performing loans remained a concern in some markets. Additionally, this segment was hurt by heavy bond supply in China. Industrial-sector credits also underperformed due mainly to Noble Group, a trading company that is suffering from potential default and debt restructuring. The Fund does not have a position in Noble Group.

Fund performance review

The Fund performed in line with its blended benchmark4 on a net asset value basis for the 12-month period ended October 31, 2017. The Fund’s strategy in Asian local-currency bonds was the biggest contributor to relative performance. The Fund’s strategies in Asian U.S.-dollar bonds and Australian bonds also added to relative performance, while the strategy in Asian local-currency high-yield debt was largely neutral.

In Asian local-currency bonds, the key contributors to Fund performance for the reporting period were the overweight positions in Indian, Indonesian and Sri Lankan bonds; however, gains were pared by the weakness in the Indonesian rupiah and Sri Lankan rupee against the U.S. dollar. The Fund’s underweight allocations to Malaysian bonds and the Malaysian ringgit also detracted from relative performance.

[1]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]

Demonetization comprises the act of stripping specific denominations of a currency unit of their status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

[3]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[4]

The Fund’s blended benchmark comprises 35% Bloomberg AusBond Composite Index; 40% J.P. Morgan Asian Credit Index; 19.25% Markit iBoxx Asia ex-Japan Government Bond Index; 15% Markit iBoxx Asia Government Index; 5% Markit iBoxx Asia Government India Index; and 5% Markit iBoxx Asia Government Indonesia Index.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Asian U.S.-dollar bonds contributed to relative performance for the period, attributable mainly to positive security selection in investment-grade financial credits, investment-grade sovereigns and investment-grade quasi-sovereigns.

The Fund’s strategy in Australian bonds also bolstered relative performance on the back of a positive absolute return.

Our management of Asian local-currency high-yield bonds did not have a notable impact on Fund performance for the reporting period. Positive contributions from the Fund’s exposure to the Indian market were counterbalanced by negative returns from the allocation to Indonesia.

The overall impact on performance from the Fund’s use of derivatives was generally positive, driven by the currency overlay5 into Asian currencies and the hedging of U.S. Treasury risk.

Outlook

In early November 2017, the Bank of England raised interest rates for the first time in a decade and indicated the start of a gradual increase in borrowing costs, as monetary policymakers seek to prevent a sustained rise in inflation without choking economic recovery. Meanwhile, the Fed grew more vocal about unwinding its balance sheet. Bond markets currently appear to be taking the news in stride, but we will not be surprised if the sell-off gathers pace. We do not think that such moves to drain liquidity from the global financial system will go unnoticed as risks to the nascent global economic recovery persist. Specifically, we believe that the global financial markets remain vulnerable to precarious political developments in the Korean Peninsula and the Middle East, the possibility of renewed volatility in commodity prices and potentially protectionist trade policies from the Trump administration in the U.S. While higher oil prices are generally positive for emerging markets for parts of Asia, a continued rise could exert inflationary and balance-of-payments pressure, in our view.

Against this backdrop, we intend to maintain the Fund’s overweight to high-yielding government bond markets that are relatively insulated from external risks, including India and Sri Lanka. We also retain our preference for countries with more robust balances of payments over their structurally weaker counterparts. In credit markets, valuations look expensive, so we intend to narrow our search to investment-grade companies that we believe have strong balance sheets, healthy cash flows and good management. In Australia, recent deals were oversubscribed and we are increasingly selective about the new issues in which we will participate.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interest or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated ‘AAA’ by Fitch, $100 million due June 12, 2020 and $100 million due June 12, 2023. On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”). On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes rated ‘AAA’ by Fitch (collectively with the Series A, Series B and Series C senior secured notes, the “Notes”). Net proceeds of the Series D notes were used to pay down $100 million of the Fund’s existing 5-year Term Loan A originally maturing on June 12, 2018 (the “Term A Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch. The Fund’s outstanding balance as of October 31, 2017 was $100 million on the Revolving Credit Facility.

[5]	A currency overlay seeks to separate the management of currency risk from the asset allocation and security selection decisions of the investor’s money managers.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreements, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2017, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On February 6, 2017, the Fund exited $50,000,000 in notional value of a swap maturing November 1, 2017. On July 5, 2017, the Fund entered $25,000,000 in notional value of a swap maturing July 7, 2026. On October 24, 2017 the Fund entered $16,000,000 in notional value of a swap maturing October 24, 2027 to replace a $16,000,000 in notional value swap maturing November 1, 2017. As of October 31, 2017, the Fund held interest rate swap agreements with an aggregate notional amount of $100 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three-month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of October 31, 2017	Amount (in millions)	Fixed Rate Payable (%)
105 months	$25.0	2.27
108 months	$59.0	1.57
120 months	$16.0	2.36

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2017. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.8%	2.0%	0.5%	4.8%
Market Price	11.2%	3.2%	-1.4%	5.1%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended October 31, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The total operating expense ratio based on the fiscal year ended October 31, 2017 was 2.42%. The total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the fiscal year ended October 31, 2017 was 1.15%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2017, 45.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2017 compared to April 30, 2017 and October 31, 2016:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	CCC** %	NR*** %
October 31, 2017	25.9	9.4	10.4	21.2	4.6	3.7	0.2	24.6
April 30, 2017	28.2	11.6	9.6	24.3	3.9	3.7	0.0	18.7
October 31, 2016	31.6	7.9	9.2	25.0	3.6	3.6	0.0	19.1

**	Below investment grade
***	Not Rated
(1)

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2017, compared to April 30, 2017 and October 31, 2016:

Date	Asia (including NZ) %	Australia %	Europe %	United States %	Africa %
October 31, 2017	61.0	31.4	4.6	2.6	0.4
April 30, 2017	62.0	31.9	4.5	1.6	0.0
October 31, 2016	62.8	32.5	4.4	0.3	0.0

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of October 31, 2017, compared to April 30, 2017 and October 31, 2016:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar** %
October 31, 2017	27.6	28.7	43.7
April 30, 2017	27.7	27.3	45.0
October 31, 2016	30.1	29.3	40.6

**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 43.7% of the Fund’s total investments on October 31, 2017, 45.0% of the Fund’s total investments on April 30, 2017, and 40.6% of the Fund’s total investments on October 31, 2016.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2017, the average maturity of the Fund’s total investments was 8.1 years, compared with 7.8 years at April 30, 2017, and 7.8 years at October 31, 2016. The following table shows the maturity composition of the Fund’s investments as of October 31, 2017, compared to April 30, 2017 and October 31, 2016:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2017	25.2	21.2	34.6	19.0
April 30, 2017	22.9	18.7	38.1	20.3
October 31, 2016	18.7	17.6	45.2	18.5

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2017 compared to April 30, 2017 and October 31, 2016:

	October 31, 2017	April 30, 2017	October 31, 2016
Australia
90 day Bank Bills	1.69%	1.75%	1.75%
10 yr bond	2.28%	2.22%	2.06%
currency USD per 1 AUD	$0.77	$0.75	$0.76
South Korea
90 day commercial paper	1.40%	1.41%	1.39%
10 yr bond	2.58%	2.19%	1.68%
currency local per 1 USD	~~W~~1120.35	~~W~~1137.90	~~W~~1144.25
Thailand
3 months deposit rate	1.00%	1.00%	1.00%
10 yr bond	2.32%	2.71%	2.13%
currency local per 1 USD	~~B~~33.22	~~B~~34.59	~~B~~35.00
Philippines
90 day T-Bills	2.12%	2.12%	1.56%
10 yr bond	4.80%	5.16%	3.93%
currency local per 1 USD	~~P~~51.63	~~P~~49.97	~~P~~48.42
Malaysia
3-month T-Bills	3.00%	3.09%	2.62%
10 yr bond	3.90%	4.05%	3.60%
currency local per 1 USD	~~R~~4.23	~~R~~4.34	~~R~~4.20
Singapore
3-month T-Bills	1.23%	0.96%	0.79%
10 yr bond	2.15%	2.13%	1.89%
currency local per 1 USD	~~S~~1.36	~~S~~1.40	~~S~~1.39
India
3-month T-Bills	6.10%	6.18%	6.37%
10 yr bond	6.86%	6.96%	6.79%
currency local per 1 USD	₹64.77	₹64.33	₹66.79
Indonesia
3 months deposit rate	5.93%	6.19%	6.32%
10 yr bond	6.77%	7.01%	7.21%
currency local per 1 USD	Rp13562.50	Rp13329.00	Rp13048.00
China Onshore
3-month Bill Yield	2.63%	2.63%	2.63%
10 yr bond	3.88%	3.46%	2.74%
currency local per 1 USD	¥6.63	¥6.90	¥6.77
Sri Lanka
3-month Generic Govt Yield	8.93%	10.15%	8.60%
10 yr bond	10.35%	12.22%	11.89%
currency local per 1 USD	Rs153.63	Rs152.50	Rs147.90
Yankee Bonds
Indonesia	3.22%	3.78%	3.59%
Sri Lanka	5.35%	n/a	n/a

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

CORPORATE BONDS—69.6%
AUSTRALIA—2.7%
USD	4,750	APT Pipelines Ltd., 4.25%, 04/15/2027 (a)(b)	$4,889,187
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,142,272
AUD	6,740	Brisbane Square Finance Pty Ltd., Zero Coupon, 11/25/2025 (c)(d)(e)(f)	5,624,568
AUD	4,310	NEXTDC Ltd., 6.25%, 06/09/2019 (b)(d)	3,407,909
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	6,344,798
USD	7,000	SGSP Australia Assets Pty Ltd., 3.25%, 07/29/2026 (a)	6,909,987
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/15/2020	1,733,081
USD	5,965	Transurban Finance Co. Pty Ltd., 3.38%, 12/22/2026 (a)(b)	5,823,081
			36,874,883
CHINA—16.6%
USD	3,759	361 Degrees International Ltd., 7.25%, 06/03/2019 (a)(b)	4,021,250
USD	3,950	Agile Group Holdings Ltd., 9.00%, 05/21/2018 (a)(b)	4,243,702
CNH	10,000	Bank of China Ltd., 4.88%, 04/20/2020	1,530,251
USD	3,900	Central China Real Estate Ltd., 6.50%, 11/30/2017 (a)(b)	3,943,840
USD	4,500	Central China Real Estate Ltd., 8.00%, 11/30/2017 (a)(b)	4,618,067
USD	2,500	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (a)	2,568,700
USD	3,000	China Aoyuan Property Group Ltd., 10.88%, 05/26/2018 (a)	3,111,063
CNH	11,250	China Development Bank, 3.60%, 11/13/2018	1,687,610
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,170,228
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023 (a)	7,799,757
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (a)	5,258,895
CNY	20,000	China Three Gorges Corp., 4.30%, 07/24/2018	3,014,365
USD	4,000	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022 (a)	4,080,160
USD	3,850	CNAC HK Finbridge Co. Ltd., 3.00%, 07/19/2020 (a)	3,860,834
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023 (a)	8,124,060
USD	8,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	8,528,152
USD	2,000	CNPC General Capital Ltd., 2.75%, 05/14/2019 (a)	2,012,100
USD	6,810	Country Garden Holdings Co. Ltd., 7.25%, 11/30/2017 (a)(b)	7,058,402
USD	7,700	Franshion Brilliant Ltd., 3.60%, 03/03/2022 (a)	7,726,411
USD	3,900	Future Land Development Holdings Ltd., 5.00%, 02/16/2020 (a)	3,943,680
USD	3,500	FUXIANG Investment Management Ltd., 3.63%, 11/30/2019 (a)	3,521,224
USD	5,200	Health and Happiness H&H International Holdings Ltd., 7.25%, 06/21/2018 (a)(b)	5,459,782
USD	1,000	Hilong Holding Ltd., 7.25%, 06/22/2020 (a)	998,716
CNY	30,000	PetroChina Co. Ltd., 3.45%, 05/12/2021	4,326,538
USD	18,800	Proven Honour Capital Ltd., 4.13%, 05/19/2025 (a)	19,569,352
USD	14,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (a)	14,686,017
USD	4,000	Shanhai Hong Kong International Investments Ltd., 3.88%, 04/20/2020 (a)	4,024,220
USD	8,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (a)	8,276,054
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (a)	1,676,114
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (a)	4,751,362
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (a)	6,353,515
USD	6,930	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (a)	6,924,137
USD	12,330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (a)	12,456,124
USD	6,632	State Grid Overseas Investment 2016 Ltd., 2.75%, 05/04/2022 (a)	6,645,565
USD	14,738	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027 (a)	15,042,390
USD	7,500	Tencent Holdings Ltd., 3.80%, 02/11/2025 (a)	7,867,666
USD	4,000	Times Property Holdings Ltd., 11.45%, 03/05/2018 (a)(b)	4,325,512
USD	7,000	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (a)	6,929,720
USD	4,300	Yestar Healthcare Holdings Co, Ltd., 6.90%, 09/15/2019 (a)(b)	4,498,750
			226,634,285

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

CORPORATE BONDS (continued)
GERMANY—2.9%
AUD	7,500	KfW, 3.75%, 07/18/2018 (g)	$5,816,393
AUD	5,000	KfW, 6.00%, 08/20/2020 (g)	4,212,539
AUD	10,500	KfW, 6.25%, 12/04/2019 (g)	8,712,096
AUD	15,000	KfW, 6.25%, 05/19/2021 (g)	12,983,701
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (g)(h)	8,485,518
			40,210,247
HONG KONG—5.8%
USD	4,103	Champion MTN Ltd., 3.75%, 01/17/2023 (a)	4,152,983
USD	2,594	CK Hutchison Capital Securities 17 Ltd., 4.00%, 05/12/2022 (a)(b)(i)	2,639,602
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022 (a)	4,860,841
USD	3,900	Far East Consortium International Ltd., 3.75%, 09/08/2021 (a)	3,875,531
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023 (a)	5,425,772
USD	11,000	HLP Finance Ltd., 4.75%, 06/25/2022 (a)	11,712,393
USD	12,000	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (a)	11,650,536
USD	1,600	Hongkong Land Finance Cayman Islands Co. Ltd. (The), 4.50%, 06/01/2022	1,721,726
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027 (a)	20,607,250
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033 (a)	1,396,719
USD	7,600	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)	8,369,401
USD	2,871	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (a)	2,923,207
			79,335,961
INDIA—11.7%
USD	9,480	Adani Ports & Special Economic Zone Ltd., 4.00%, 06/30/2027 (a)(b)	9,499,718
INR	350,000	Adani Transmission Ltd., 10.25%, 04/15/2021	5,752,744
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	8,280,595
USD	3,840	Bharat Petroleum Corp. Ltd., 4.00%, 05/08/2025 (a)	3,941,138
USD	7,300	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (a)	7,818,884
USD	6,487	GCX Ltd., 7.00%, 12/01/2017 (a)(b)	5,481,126
INR	350,000	HDFC Bank Ltd., 7.95%, 09/21/2026	5,557,717
USD	3,800	Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/2027 (a)	3,846,854
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,589,366
INR	250,000	Housing Development Finance Corp. Ltd., 8.75%, 01/13/2020 (b)	3,961,858
USD	10,700	ICICI Bank Ltd., 4.00%, 03/18/2026 (a)	10,974,455
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	6,172,294
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	4,190,953
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	3,169,227
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,597,361
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	4,112,847
USD	3,780	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	3,905,814
USD	3,400	NTPC Ltd., 4.75%, 10/03/2022 (a)	3,671,252
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025 (f)	3,217,465
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,626,337
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,679,620
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	4,055,935
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	6,513,297
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	3,317,259
USD	7,000	Reliance Industries Ltd., 4.13%, 01/28/2025 (a)	7,289,169
INR	250,000	Reliance Jio Infocomm Ltd., 8.95%, 10/04/2020	4,007,716
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	3,197,520
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,547,452

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

CORPORATE BONDS (continued)
INDIA (continued)
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	$1,165,007
INR	50,000	State of Karnataka India, 7.38%, 09/27/2027	763,004
INR	500,000	State of Maharashtra India, 7.20%, 08/09/2027	7,542,521
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,637,199
USD	7,475	UPL Corp. Ltd., 3.25%, 10/13/2021 (a)	7,481,182
USD	10,793	Vedanta Resources PLC, 6.13%, 08/09/2021 (a)	11,011,569
			160,576,455
INDONESIA—1.6%
USD	6,250	Chandra Asri Petrochemical Tbk PT, 4.95%, 11/08/2024 (a)	6,193,319
USD	3,520	Indika Energy Capital II Pte Ltd., 6.88%, 04/10/2020 (a)(b)	3,669,329
USD	1,200	Jababeka International BV, 6.50%, 10/05/2020 (a)(b)	1,261,696
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,289,180
USD	9	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (a)	9,476
USD	4,000	Pratama Agung Pte Ltd., 6.25%, 02/24/2018 (a)(b)	4,144,684
USD	4,164	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	4,280,688
			21,848,372
KUWAIT—0.6%
USD	7,500	Equate Petrochemical BV, 4.25%, 11/03/2026 (a)	7,706,250
MACAU—0.1%
USD	1,500	Wynn Macau Ltd., 4.88%, 10/01/2020 (a)	1,524,450
MALAYSIA—2.8%
MYR	5,500	Cagamas Bhd, 4.45%, 11/25/2020	1,316,351
MYR	5,000	Digi Telecommunications Sdn Bhd, 4.38%, 04/14/2022 (b)	1,184,059
USD	7,000	Gohl Capital Ltd., 4.25%, 01/24/2027 (a)	7,268,989
USD	6,000	Malayan Banking Bhd, 3.91%, 10/29/2021 (a)(b)	6,189,786
MYR	4,800	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	1,144,085
USD	1,540	Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/2025 (a)	1,561,098
MYR	5,000	Putrajaya Holdings Sdn Bhd, 5.10%, 04/22/2019	1,198,004
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021 (a)	3,697,108
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (a)	6,851,782
USD	7,000	Wakala Global Sukuk Bhd, 4.65%, 07/06/2021 (a)	7,550,934
			37,962,196
NETHERLANDS—0.5%
USD	6,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%, 06/16/2019 (a)(b)	6,331,664
NORWAY—0.7%
AUD	7,000	Kommunalbanken, 4.50%, 04/17/2023 (a)	5,820,311
AUD	4,988	Kommunalbanken AS, 6.50%, 04/12/2021	4,326,332
			10,146,643
PHILIPPINES—3.1%
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025 (a)	7,703,801
USD	3,446	International Container Terminal Services, Inc., 7.38%, 03/17/2020 (a)	3,821,442
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023 (a)	13,247,180
USD	4,534	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (a)(g)	5,838,953
USD	7,000	Royal Capital BV, 4.88%, 05/05/2024 (a)(b)(i)	7,106,715
USD	5,000	SM Investments Corp., 4.25%, 10/17/2019 (a)	5,182,110
			42,900,201

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

CORPORATE BONDS (continued)
REPUBLIC OF SOUTH KOREA—5.5%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026 (a)	$11,129,820
USD	7,218	Doosan Heavy Industries & Construction Co. Ltd., 2.13%, 04/27/2020 (a)	7,094,016
USD	6,000	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (a)	5,971,680
USD	6,160	Industrial Bank of Korea, 3.90%, 07/31/2022 (a)(b)(i)	6,075,041
USD	11,111	Korea Development Bank (The), 2.63%, 02/27/2022	11,008,784
USD	2,350	Korea Gas Corp., 2.75%, 07/20/2022 (a)	2,330,413
USD	10,658	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022 (a)	10,686,041
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026 (a)	12,955,989
USD	7,760	Shinhan Bank Co. Ltd., 2.88%, 03/28/2022 (a)	7,732,131
			74,983,915
SINGAPORE—2.8%
USD	6,833	DBS Group Holdings Ltd., 3.60%, 09/07/2021 (a)(b)(i)	6,856,594
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2019 (a)(b)	7,426,325
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(h)	8,925,160
USD	3,800	Parkway Pantai Ltd., 4.25%, 07/27/2022 (a)(b)(i)	3,869,160
USD	2,800	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/2026 (a)	2,650,349
USD	9,000	United Overseas Bank Ltd., 3.50%, 09/16/2021 (a)(b)(h)	9,161,523
			38,889,111
SUPRANATIONAL—5.1%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	11,811,461
AUD	6,800	Asian Development Bank, 6.25%, 03/05/2020	5,690,676
AUD	4,000	EUROFIMA, 5.50%, 06/30/2020	3,306,685
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	12,824,172
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	9,251,560
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025	8,333,443
AUD	6,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	5,658,024
AUD	15,600	International Finance Corp., 5.75%, 07/28/2020	13,066,423
			69,942,444
THAILAND—3.2%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029 (a)	1,694,009
USD	17,170	Krung Thai Bank PCL, 5.20%, 12/26/2019 (a)(b)(h)	17,817,824
USD	14,000	PTT Global Chemical PCL, 4.25%, 09/19/2022 (a)	14,793,002
USD	4,331	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (a)	4,736,137
USD	5,386	PTTEP Treasury Center Co. Ltd., 4.60%, 07/17/2022 (a)(b)(i)	5,484,267
			44,525,239
UNITED ARAB EMIRATES—1.7%
USD	7,500	DIB Sukuk Ltd., 3.66%, 02/14/2022 (a)	7,620,000
USD	5,400	First Abu Dhabi Bank PJSC, 3.00%, 03/30/2022 (a)	5,408,532
USD	3,700	MAF Global Securities Ltd., 5.50%, 09/07/2022 (a)(b)(i)	3,817,734
USD	5,970	MDC-GMTN BV, 3.00%, 04/19/2024 (a)	5,904,330
			22,750,596
UNITED KINGDOM—2.2%
USD	12,962	HSBC Holdings PLC, 6.38%, 03/30/2025 (b)(h)(i)	14,177,187
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023 (a)	7,126,270
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026 (a)	5,139,910
USD	2,759	Standard Chartered PLC, 7.75%, 04/02/2023 (a)(b)(i)	3,059,455
			29,502,822
		Total Corporate Bonds — 69.6% (cost $963,973,724)	952,645,734

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

GOVERNMENT BONDS—67.2%
AUSTRALIA—35.7%
AUD	46,300	Australia Government Bond, 2.75%, 11/21/2028 (a)	$35,455,861
AUD	34,700	Australia Government Bond, 3.25%, 04/21/2025 (a)	27,884,646
AUD	64,300	Australia Government Bond, 3.25%, 06/21/2039 (a)	49,112,784
AUD	51,000	Australia Government Bond, 3.75%, 04/21/2037 (a)	42,391,814
AUD	17,700	Australia Government Bond, 4.50%, 04/21/2033 (a)	16,150,638
AUD	9,700	Australia Government Bond, 5.25%, 03/15/2019 (a)	7,773,611
AUD	5,300	Australia Government Bond, 5.50%, 01/21/2018 (a)	4,090,513
AUD	41,800	Australia Government Bond, 5.50%, 04/21/2023 (a)	37,267,043
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030 (a)	10,042,642
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026 (a)	6,247,011
AUD	46,000	New South Wales Treasury Corp., 6.00%, 02/01/2018	35,577,799
AUD	25,000	New South Wales Treasury Corp., 6.00%, 05/01/2020	20,982,200
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	13,233,178
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023 (a)	18,326,755
AUD	47,850	Queensland Treasury Corp., 6.00%, 02/21/2018 (a)	37,098,150
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021 (a)(g)	4,073,785
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (g)	38,602,338
AUD	16,200	Queensland Treasury Corp., 6.25%, 02/21/2020 (a)	13,575,673
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	17,900,156
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024	3,740,846
AUD	22,000	Western Australian Treasury Corp., 2.75%, 10/20/2022	16,990,415
AUD	25,000	Western Australian Treasury Corp., 3.75%, 10/23/2018 (a)	19,488,008
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	13,384,821
			489,390,687
BAHRAIN—0.6%
USD	3,837	Bahrain Government International Bond, 6.75%, 09/20/2029 (a)	3,816,280
USD	3,600	Bahrain Government International Bond, 7.00%, 10/12/2028 (a)	3,699,216
			7,515,496
CHINA—1.4%
CNY	14,000	China Government Bond, 2.85%, 01/28/2026 (j)	1,955,393
CNY	20,000	China Government Bond, 3.14%, 09/08/2020 (j)	2,977,626
CNY	3,000	China Government Bond, 3.46%, 07/11/2020 (j)	450,334
CNY	30,000	China Government Bond, 3.47%, 07/13/2022 (j)	4,438,301
CNY	40,000	China Government Bond, 3.52%, 05/04/2027 (j)	5,852,431
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (j)	299,915
CNY	20,000	China Government Bond, 4.15%, 04/28/2031 (j)	3,024,450
			18,998,450
INDIA—7.6%
INR	150,000	Export-Import Bank of India, 7.62%, 09/01/2026	2,301,065
INR	750,000	India Government Bond, 7.68%, 12/15/2023	12,068,121
INR	1,000,000	India Government Bond, 7.72%, 05/25/2025	16,093,560
INR	1,675,000	India Government Bond, 7.73%, 12/19/2034	26,854,927
INR	1,041,880	India Government Bond, 8.08%, 08/02/2022	16,921,979
INR	507,870	India Government Bond, 8.12%, 12/10/2020	8,179,709
INR	1,232,130	India Government Bond, 8.27%, 06/09/2020	19,812,238
INR	110,440	India Government Bond, 8.40%, 07/28/2024	1,833,103
INR	9,590	India Government Bond, 9.20%, 09/30/2030	171,368
			104,236,070

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

GOVERNMENT BONDS (continued)
INDONESIA—14.2%
USD	4,402	Indonesia Government International Bond, 3.85%, 07/18/2027 (a)	$4,533,312
USD	1,880	Indonesia Government International Bond, 4.35%, 01/08/2027 (a)	1,993,588
USD	591	Indonesia Government International Bond, 5.25%, 01/08/2047 (a)	667,226
IDR	168,000,000	Indonesia Treasury Bill, Zero Coupon, 11/09/2017	12,375,948
IDR	356,000,000	Indonesia Treasury Bond, 7.00%, 05/15/2022	26,813,198
IDR	120,000,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	8,993,917
IDR	27,100,000	Indonesia Treasury Bond, 7.50%, 08/15/2032	2,035,123
IDR	153,000,000	Indonesia Treasury Bond, 7.50%, 05/15/2038	11,489,806
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,761,109
IDR	310,000,000	Indonesia Treasury Bond, 8.25%, 05/15/2036	24,685,714
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	23,323,564
IDR	120,400,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	9,618,684
IDR	340,600,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	28,189,751
IDR	100,000,000	Indonesia Treasury Bond, 8.75%, 02/15/2044	8,509,995
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,516,129
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,840,507
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2022 (a)	5,066,915
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027 (a)	5,124,070
USD	10,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024 (a)	11,562,993
USD	1,500	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026 (a)	1,590,000
			194,691,549
MALAYSIA—1.5%
MYR	71,300	Malaysia Government Bond, 4.06%, 09/30/2024	16,946,445
MYR	3,725	Malaysia Government Bond, 4.74%, 03/15/2046	846,759
MYR	10,000	Malaysia Government Investment Issue, 4.76%, 08/04/2037	2,349,682
			20,142,886
MONGOLIA—0.3%
USD	2,200	Mongolia Government International Bond, 4.13%, 01/05/2018 (a)	2,202,200
USD	2,200	Mongolia Government International Bond, 5.63%, 05/01/2023 (a)	2,205,738
			4,407,938
NETHERLANDS—0.2%
USD	3,145	Mongolia (Government Of) Credit Linked Note, Zero Coupon, 07/23/2018 (ING BANK) (d)(k)	2,895,375
PHILIPPINES—0.3%
PHP	251,000	Philippine Government Bond, 3.63%, 03/21/2033	4,032,467
PHP	544	Philippine Government Bond, 6.38%, 01/19/2022	11,386
			4,043,853
REPUBLIC OF SOUTH KOREA—0.7%
KRW	10,000,000	Korea Monetary Stabilization Bond, 1.48%, 02/09/2018	8,924,059
SAUDI ARABIA—0.7%
USD	5,472	Saudi Government International Bond, 3.63%, 03/04/2028 (a)	5,430,960
USD	4,549	Saudi Government International Bond, 4.63%, 10/04/2047 (a)	4,655,792
			10,086,752

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)

GOVERNMENT BONDS (continued)
SINGAPORE—1.2%
SGD	6,300	Singapore Government Bond, 2.13%, 06/01/2026	$4,635,684
SGD	15,250	Singapore Government Bond, 3.00%, 09/01/2024	11,917,174
			16,552,858
SRI LANKA—2.4%
LKR	471,000	Sri Lanka Government Bond, 8.00%, 11/15/2018	3,020,615
LKR	230,000	Sri Lanka Government Bond, 8.50%, 04/01/2018	1,492,771
LKR	388,000	Sri Lanka Government Bond, 8.50%, 07/15/2018	2,511,411
LKR	745,000	Sri Lanka Government Bond, 10.60%, 09/15/2019	4,915,012
LKR	1,680,000	Sri Lanka Government Bond, 10.75%, 01/15/2019	11,083,669
LKR	80,000	Sri Lanka Government Bond, 11.20%, 07/01/2022	539,748
LKR	90,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	577,173
LKR	150,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	1,002,105
LKR	240,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	1,640,855
USD	5,254	Sri Lanka Government International Bond, 6.13%, 06/03/2025 (a)	5,606,533
			32,389,892
THAILAND—0.5%
THB	203,400	Thailand Government Bond, 3.65%, 06/20/2031	6,741,608
		Total Government Bonds—67.2% (cost $946,942,737)	921,017,473
SHORT-TERM INVESTMENT—3.7%
UNITED STATES—3.7%
USD	50,046,830	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (l)	50,046,830
			50,046,830
		Total Short-Term Investment—3.7% (cost $50,046,830)	50,046,830
		Total Investments—140.5% (cost $1,960,963,291)	1,923,710,037

		Long Term Debt Securities	(550,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value 4.125% due June 27, 2023	(50,000,000)
		Other Assets in Excess of Liabilities—3.3%	45,393,538
		Net Assets—100.0%	$1,369,103,575

AUD—Australian Dollar	JPY—Japanese Yen	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	KRW—South Korean Won	THB—Thai Baht
CNY—Chinese Yuan Renminbi	LKR—Sri Lanka Rupee	USD—U.S. Dollar
IDR—Indonesian Rupiah	MYR—Malaysian Ringgit
INR—Indian Rupee	PHP—Philippine Peso

(a)	Denotes a restricted security.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2017.
(d)	Illiquid security.
(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Sinkable security.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

(g)	This security is government guaranteed.
(h)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(i)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(j)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(k)	Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.

At October 31, 2017, the Fund’s open futures contracts were as follows:

Futures Contracts		Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%—2 year	UBS	703	12/29/2017	$152,047,337	$151,397,642	$(649,695)
United States Treasury Note 6%—Ultra Long	UBS	393	12/19/2017	65,693,050	64,759,031	(934,019)
						$(1,583,714)

Short Contract Positions
United States Treasury Note 6%—5 year	UBS	(428)	12/29/2017	$(50,633,406)	$(50,156,250)	$477,156
United States Treasury Note 6%—10 year	UBS	(1,196)	12/19/2017	(151,290,000)	(149,425,250)	1,864,750
						$2,341,906

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/24/2017	HSBC Bank plc	AUD1,402,247	USD1,100,000	$1,072,963	$(27,037)
Chinese Yuan Renminbi Offshore/United States Dollar
11/03/2017	Goldman Sachs	CNH131,110,065	USD19,800,000	19,765,819	(34,181)
11/03/2017	UBS	CNH 49,370,630	USD 7,300,000	7,442,990	142,990
Indian Rupee/United States Dollar
02/09/2018	HSBC Bank plc	INR1,892,661,000	USD28,900,000	28,871,499	(28,501)
Indonesian Rupiah/United States Dollar
01/26/2018	Goldman Sachs	IDR143,000,000,000	USD10,500,000	10,486,505	(13,495)
Japanese Yen/United States Dollar
01/19/2018	HSBC Bank plc	JPY692,600,140	USD6,201,237	6,116,147	(85,090)
Philippine Peso/United States Dollar
12/22/2017	HSBC Bank plc	PHP495,463,000	USD9,500,000	9,569,541	69,541
12/22/2017	UBS	PHP 270,868,000	USD 5,200,000	5,231,637	31,637
Singapore Dollar/United States Dollar
12/08/2017	Goldman Sachs	SGD40,549,660	USD30,000,000	29,761,851	(238,149)
South Korean Won/United States Dollar
01/05/2018	Goldman Sachs	KRW47,430,889,383	USD41,699,999	42,374,699	674,700
Thai Baht/United States Dollar
11/10/2017	UBS	THB942,200,000	USD28,000,000	28,366,275	366,275
				$189,059,926	$858,690

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2017

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/24/2017	Royal Bank of Canada	USD 24,847,326	AUD 31,500,000	$24,102,976	$744,350
12/20/2017	Royal Bank of Canada	USD 80,877,871	AUD 101,000,000	77,263,487	3,614,384
United States Dollar/Chinese Renminbi
12/12/2017	Standard Chartered Bank	USD 20,300,000	CNY 132,400,660	19,935,779	364,221
United States Dollar/Chinese Yuan Renminbi Offshore
11/03/2017	Standard Chartered Bank	USD 3,100,000	CNH 20,351,500	3,068,140	31,860
11/03/2017	UBS	USD 17,300,000	CNH 115,002,350	17,337,461	(37,461)
United States Dollar/Indian Rupee
11/03/2017	Standard Chartered Bank	USD 5,400,000	INR 350,806,500	5,415,486	(15,486)
11/03/2017	UBS	USD 22,000,000	INR 1,434,180,000	22,139,790	(139,790)
United States Dollar/Philippine Peso
12/22/2017	HSBC Bank plc	USD 18,900,000	PHP 985,710,600	19,038,351	(138,351)
United States Dollar/Thai Baht
11/10/2017	BNP Paribas	USD 1,500,000	THB 49,555,500	1,491,939	8,061
11/10/2017	UBS	USD 31,600,000	THB 1,063,340,000	32,013,367	(413,367)
				$221,806,776	$4,018,421

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2017, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	16,000,000	10/24/2027	Citibank	Receive	3-month LIBOR Index	2.36%	$–	$(23,438)
USD	59,000,000	10/28/2026	Citibank	Receive	3-month LIBOR Index	1.57%	–	3,543,204
USD	25,000,000	07/07/2026	Citibank	Receive	3-month LIBOR Index	2.27%	–	(117,694)
								$3,402,072

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2017

Assets
Investments, at value (cost $1,910,916,461)	$1,873,663,207
Short-term investments, at value (cost $50,046,830)	50,046,830
Foreign currency, at value (cost $17,424,464)	17,373,533
Cash at broker for interest rate swaps	4,611,410
Cash at broker for futures contracts	490,610
Cash at broker for China A shares	71,190
Due from broker	7,513,261
Interest receivable	24,032,936
Receivable for investments sold	6,238,522
Unrealized appreciation on forward foreign currency exchange contracts	6,048,019
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,918,469
Variation margin receivable for futures contracts	2,341,906
Variation margin receivable for centrally cleared interest rate swaps	12,338
Prepaid expenses and other assets	180,312
Total assets	1,995,542,543

Liabilities
Senior secured notes payable (Note 8)	350,000,000
Revolving credit facility payable (Note 9)	100,000,000
4-year term loan payable (Note 9)	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Due to custodian	5,559,669
Payable for investments purchased	11,421,347
Interest payable on revolving credit facility, senior secured notes and term loans	4,148,684
Variation margin payable for futures contracts	1,583,714
Unrealized depreciation on forward foreign currency exchange contracts	1,170,908
Investment management fees payable (Note 3)	927,858
Collateral to broker for forward foreign currency exchange contracts	439,869
Deferred foreign capital gains tax	475,214
Administration fees payable (Note 3)	195,475
Dividend payable on Series A Mandatory Redeemable Preferred Shares	185,217
Investor relations fees payable (Note 3)	10,187
Other accrued expenses	320,826
Total liabilities	626,438,968

Net Assets Applicable to Common Shareholders	$1,369,103,575

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$2,521,308
Paid-in capital in excess of par	1,394,862,588
Distributions in excess of net investment income	(1,146,300)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(44,526,002)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	34,536,733
Accumulated net realized foreign exchange gains	46,384,877
Net unrealized foreign exchange and forward foreign currency contract loss	(63,529,629)
Net Assets Applicable to Common Shareholders	$1,369,103,575
Net asset value per share based on 252,130,824 shares issued and outstanding	$5.43

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2017

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $1,995,817)	$91,104,957
Total Investment Income	91,104,957

Expenses
Investment management fee (Note 3)	10,519,636
Administration fee (Note 3)	2,214,983
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	852,712
Custodian’s fees and expenses	629,533
Insurance expense	330,232
Directors’ fees and expenses	307,000
Reports to shareholders and proxy solicitation	274,557
Investor relations fees and expenses (Note 3)	212,694
Legal fees and expenses	168,244
Transfer agent’s fees and expenses	132,669
Independent auditors’ fees and expenses	111,210
Miscellaneous	153,948
Total operating expenses, excluding interest expense	15,907,418
Interest expense (Notes 8 & 9)	15,490,761
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	2,052,925
Net operating expenses	33,451,104

Net investment income applicable to common shareholders	57,653,853

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $982,638 capital gains tax)	25,585,131
Futures contracts	27,528
Interest rate swaps	(143,531)
Forward foreign currency exchange contracts	(5,367,759)
Foreign currency transactions	(67,751,686)
(47,650,317)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(247,621) change in unrealized deferred capital gains tax)	(42,492,857)
Interest rate swaps	2,828,510
Futures contracts	1,021,123
Forward foreign currency exchange rate contracts	2,979,679
Foreign currency translation	65,824,616
30,161,071
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(17,489,246)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$40,164,607

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$57,653,853	$61,690,456
Net realized gain from investments, interest rate swaps and futures contracts	25,469,128	35,760,472
Net realized loss from foreign currency transactions and forward foreign currency exchange contracts	(73,119,445)	(92,657,070)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(38,643,224)	18,986,629
Net change in unrealized appreciation on foreign currency translation and forward foreign currency exchange contracts	68,804,295	110,378,001
Net increase in net assets applicable to common shareholders resulting from operations	40,164,607	134,158,488

Distributions to Common Shareholders from:
Net investment income	(66,636,882)	(59,990,293)
Tax return of capital	(39,328,863)	(46,911,791)
Net decrease in net assets applicable to common shareholders from distributions	(105,965,745)	(106,902,084)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 1,135,695 and 3,042,619 shares of common stock, respectively (Note 6)	(5,446,710)	(14,553,549)
Change in net assets from common stock transactions	(5,446,710)	(14,553,549)
Change in net assets applicable to common shareholders resulting from operations	(71,247,848)	12,702,855

Net Assets Applicable to Common Shareholders:
Beginning of year	1,440,351,423	1,427,648,568
End of year (including distributions in excess of net investment income of ($1,146,300) and ($1,118,257), respectively)	$1,369,103,575	$1,440,351,423

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2017

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $11,783,508)	$105,013,337
Operating expenses paid	(31,302,350)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(2,062,500)
Payments received from broker for collateral on interest rate swaps	5,736,093
Purchases and sales of short-term portfolio investments, net	(41,090,316)
Purchases of long-term portfolio investments	(1,135,055,557)
Proceeds from sales of long-term portfolio investments	1,274,050,001
Realized losses on forward foreign currency exchange contracts closed	(5,367,759)
Realized losses on interest rate swap transactions	(143,531)
Payments received from broker for futures contracts	1,374,407
Increase in cash collateral held at broker for China A shares	(159)
Increase in collateral to broker for forward foreign currency exchange contracts	439,869
Decrease in prepaid expenses and other assets	10,530
Realized losses on foreign currency transactions	(67,751,686)
Increase in payments due from broker	(7,513,261)
Net cash provided from operating activities	96,337,118
Cash flows provided from (used for) financing activities
Decrease in payable for revolving credit facility	(25,000,000)
Issuance of senior secured notes and secured term loans	50,000,000
Repurchase of common stock	(5,446,710)
Dividends paid to common shareholders	(105,952,972)
Decrease in payable due to custodian	(786,577)
Net cash used for financing activities	(87,186,259)
Effect of exchange rate on cash	(19,037)
Net increase in cash	9,131,822
Cash at beginning of year	8,241,711
Cash at end of year	$17,373,533

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$40,164,607
Decrease in investments	100,660,010
Net realized gain on investment transactions	(25,585,131)
Net change in unrealized appreciation/depreciation on investments	42,492,857
Net change in unrealized foreign exchange gains/losses	(68,804,295)
Decrease in interest receivable	2,124,872
Increase in receivable for investments sold	(2,393,721)
Increase in interest payable on bank loan, senior secured notes and term loans	967,933
Decrease in dividend payable to preferred shares	(9,575)
Net change in variation margin on future contracts	(1,021,123)
Net decrease in other assets	10,530
Increase in payable for investments purchased	11,421,347
Change in interest receivable/payable for closed interest rate swaps	4,223,579
Payments made to broker for interest rate swaps	(1,315,996)
Payments received from broker for futures contracts	1,346,879
Payments due from broker	(7,513,261)
Collateral to broker for forward foreign currency exchange contracts	439,869
Increase in cash collateral at broker for China A shares	(159)
Increase in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	(735,710)
Decrease in accrued expenses and other liabilities	(136,394)
Total adjustments	56,172,511
Net cash provided from operating activities	$96,337,118

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$5.69	$5.57	$6.58	$6.89	$7.78
Net investment income	0.23	0.24	0.28	0.28	0.30
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.07)	0.29	(0.88)	(0.18)	(0.77)
Total from investment operations applicable to common shareholders	0.16	0.53	(0.60)	0.10	(0.47)
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.26)	(0.24)	(0.40)	(0.42)	(0.42)
Tax return of capital	(0.16)	(0.18)	(0.02)	–	–
Total distributions to shareholders	(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–	0.01	0.01	0.01	–
Total capital share transactions	–	0.01	0.01	0.01	–
Net asset value per common share, end of year	$5.43	$5.69	$5.57	$6.58	$6.89
Market value, end of year	$5.03	$4.92	$4.75	$5.88	$6.44

Total Investment Return Based on(b):
Market value	11.19%	12.90%	(12.38% )	(2.17% )	(13.37%	)
Net asset value	3.79%	11.35%	(8.19% )	2.33%	(5.89%	)(c)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,369,104	$1,440,351	$1,427,649	$1,718,944	$1,842,470
Average net assets applicable to common shareholders (000 omitted)	$1,382,050	$1,433,905	$1,549,308	$1,771,852	$1,953,410
Net operating expenses	2.42%	2.23%	2.15% (e)	1.97%	1.50%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.15%	1.14%	1.14% (e)	1.09%	1.03%
Net investment income	4.17%	4.30%	4.65%	4.14%	4.07%
Portfolio turnover	57%	52%	45%	49%	42%
Leverage (senior securities) outstanding (000 omitted)	$550,000	$525,000	$525,000	$550,000	$550,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at year end(f)	358%	384%	381%	422%	444%
Asset coverage per $1,000 on long-term debt obligations at year end	$3,580	$3,839	$3,815	$4,216	$4,441
Asset coverage ratio on total leverage at year end(g)	328%	350%	348%	386%	407%
Asset coverage per share on total leverage at year end	$3,282	$3,505	$3,483	$3,862	$4,071

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the fiscal years ended October 31, 2017, 2016, 2015, 2014 and 2013, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.32%, 4.16%, 4.79%, 4.26% and 4.10%, respectively.
(e)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares that expired in August 2014.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$952,645,734	$–	$952,645,734
Government Bonds	–	918,122,098	2,895,375	921,017,473
Short-Term Investment	50,046,830	–	–	50,046,830
Total Investments	$50,046,830	$1,870,767,832	$2,895,375	$1,923,710,037
Other Financial Instruments
Futures Contracts	2,341,906	–	–	2,341,906
Forward Foreign Currency Exchange Contracts	–	6,048,019	–	6,048,019
Centrally Cleared Interest Rate Swap Agreements	–	3,543,204	–	3,543,204
Total Other Financial Instruments	$2,341,906	$9,591,223	$–	11,933,129
Total Assets	$52,388,736	$1,880,359,055	$2,895,375	1,935,643,166
Liabilities
Other Financial Instruments
Futures Contracts	(1,583,714)	–	–	(1,583,714)
Forward Foreign Currency Exchange Contracts	–	(1,170,908)	–	(1,170,908)
Centrally Cleared Interest Rate Swap Agreements	–	(141,132)	–	(141,132)
Total Liabilities	$(1,583,714)	$(1,312,040)	$–	$(2,895,754)

Amounts listed as “—” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. For the fiscal year ended October 31, 2017, there were no transfers between Levels 1, 2, or 3. For the fiscal year ended October 31, 2017, there were no significant changes to the fair valuation methodologies. There were no Level 3 investments held at the beginning of the year. Level 3 investments held during and at the end of the year in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. The valuation technique used at October 31, 2017 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities

Act of 1933. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2017, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the fiscal year ended October 31, 2017, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2017, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2017:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2017		Year Ended October 31, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Variation margin receivable for centrally cleared interest rate swaps	$3,543,204	Variation margin payable for centrally cleared interest rate swaps	$141,132

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$6,048,019	Unrealized depreciation on forward currency exchange contracts	$1,170,908

Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	$2,341,906	Variation margin payable for futures contracts	$1,583,714
Total		$11,933,129		$2,895,754

Amounts listed as “–” are $0 or round to $0.

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2017 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency (2)
BNP Paribas	$8,061	$–	$–	$8,061	$–	$–	$–	$–
Goldman Sachs	674,700	(285,825)	–	388,875	285,825	(285,825)	–	–
HSBC Bank plc	69,541	(69,541)	–	–	278,979	(69,541)	–	209,438
Royal Bank of Canada	4,358,734	–	–	4,358,734	–	–	–	–
Standard Chartered Bank	396,081	(15,486)	(380,595)	–	15,486	(15,486)	–	–
UBS	540,902	(540,902)	–	–	590,618	(540,902)	–	49,716

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended October 31, 2017:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(143,531)	$2,828,510
Forward foreign exchange contracts (foreign exchange risk)		$(5,367,759)	$2,979,679
Futures contracts (interest rate risk)		$27,528	$1,021,123
Total		$(5,483,762)	$6,829,312

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2017. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2017.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$148,750,315
Sale Forward Foreign Currency Contracts	234,350,545
Long Futures Contracts	195,955,662
Short Futures Contracts	200,760,080
Interest Rate Swaps	98,303,031

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in

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Notes to Financial Statements (continued)

October 31, 2017

accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the fiscal year ended October 31, 2017 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss based on the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are utilized and the pooled U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes.

Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures and swap contracts because it is designated as collateral.

k. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the

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Notes to Financial Statements (continued)

October 31, 2017

collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended, October 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company adviser, sub-adviser changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management, investment advisory, investment sub-advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also has remained the same following the Merger.

AAMAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the fiscal year ended October 31, 2017, AAMAL earned $10,519,636 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2017, AAMI earned $2,214,983 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2017, the Fund incurred investor relations fees of approximately $212,694. For the fiscal year ended October 31, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2017, were $1,061,429,178 and $1,110,623,620, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2017, the Fund repurchased 1,135,695 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2017, there were 252,130,824 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 1,135,695 and 3,042,619 shares, respectively, through this program.

7. Preferred Shares

At October 31, 2017, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at October 31, 2017.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$50,804,012

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the fiscal year ended October 31, 2017, the Fund paid $2,052,925 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of October 31, 2017, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At October 31, 2017, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020, $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032 and $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes accrue interest at annual fixed rates of 3.05%, 3.69%, 3.87% and 3.70%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at October 31, 2017.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$100,753,410
Series B	June 12, 2023	3.69%	$100,000,000	$102,684,916
Series C	February 8, 2032	3.87%	$50,000,000	$52,112,584
Series D	August 10, 2032	3.70%	$100,000,000	$102,390,677

9. Credit Facility

On April 7, 2017, the Fund renewed its credit agreement providing for a $100,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. On August 10, 2017 proceeds from the Series D Notes were used to pay down $100,000,000 on the Term A Facility (as defined below). At October 31, 2017, the Fund had $100,000,000 outstanding under the Revolving Credit Facility and $100,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the fiscal year ended October 31, 2017, the average interest rate on the Revolving Credit Facility was 1.98% and the average balance of the Revolving Credit Facility was $97,054,795. At the fiscal year ended October 31, 2017, pursuant to the Term Loan Agreement, the Term Loan Facility consists of one facility: a $100,000,000 term loan facility which accrues interest at 2.38% per annum (the “Term B Facility”). During the period between November 1, 2016 and August 10, 2017 pursuant to the Term Loan Agreement, the Term Loan Facility consisted of two separate facilities: $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 Term B Facility which accrues interest at 2.38% per annum (the “Term B Facility”).

For the fiscal year ended October 31, 2017, the average interest rate on the Term Loan Facility was 2.56% and the average balance of the Term Loan Facility was $177,260,274. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each of March, June, September and December and the maturity date for the Term Loan Facility.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for the Term Loan Facility outstanding as of October 31, 2017.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term B Facility	December 14, 2019	2.38%	$100,000,000	$99,491,718

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term B Facility, which initially had a 3-year term, was recently extended to December 14, 2019. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2017.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 7, 2020	2.27%	$100,000,000	$99,033,890

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreements or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2017, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the fiscal year ended October 31, 2017, the Fund incurred fees of approximately $753,190 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the

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Notes to Financial Statements (continued)

October 31, 2017

issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,936,399,748	$31,267,497	$(18,943,289)	$12,324,208

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Distributions paid from:
Ordinary Income	$66,636,882	$59,990,293
Net long-term capital gains	–	–
Tax return of capital	39,328,863	46,911,791
Total tax character of distributions	$105,965,745	$106,902,084

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(23,761,483	)*
Other currency gains	46,384,876
Other temporary differences	(1,121,189)
Unrealized appreciation/(depreciation) – securities	18,348,437	**
Unrealized appreciation/(depreciation) – currency	(68,130,962	)**
Total accumulated earnings/(losses) – net	$(28,280,321)

*	On October 31, 2017, the Fund had a net capital loss carryforward of $(23,761,483) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$23,761,483	2019 (Short-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2017

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, capital gains tax, return of capital distributions, premium amortization and swap reclasses. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distribution in excess of Net Investment Income	Accumulated Net Realized Loss from Investments	Accumulated Net Realized Foreign Exchange Gains
Aberdeen Asia-Pacific Income Fund, Inc.	$(18,710,729)	$8,954,986	$(7,899,184)	$17,654,927

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2017, other than those listed below.

On each of November 9, 2017 and December 11, 2017 the Fund announced that it will pay on November 29, 2017 and January 8, 2018, respectively, a distribution of US $0.035 per share to all shareholders of record as of November 21, 2017 and December 29, 2017, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2017

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2017:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/25/16-1/11/17	3.474%	29.07%
1/30/17-10/27/17	5.462%	26.24%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Asia-Pacific Fund, Inc. (“FAX” or the “Fund”) held on September 13, 2017, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). Collectively, the Investment Manager, the Investment Adviser and the Sub-Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to FAX, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and one segregated account. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that overall performance results were satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Boards received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also considered that the compensation paid to the Investment Adviser and Sub-Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory and sub-advisory fees. The Board also received information from management regarding the

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable. This determination was based on various factors, including that the Fund’s management agreement provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2018; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator	26	None

Independent Directors

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2020; Director since 2001	Mr. Malone is, by profession, a solicitor of over 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as director of U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of Ultrasis plc (healthcare software services company) until October 2014.	26	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class I Director	Term expires 2019; Director since 1996	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc.	25	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1948	Preferred Share Director	Term expires 2018; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Preferred Share Director	Term expires 2020; Director since 1993	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	25	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2019; Director since 1986	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	25	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and Aberdeen Income Credit Strategies Fund (as of December 1, 2017) have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several funds in the Fund Complex.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Vice President, Head of Conduct and Compliance – Americas and Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St. Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Australian Fixed Income for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Head of International Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Siddharth Dahiya** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1981	Vice President	Since 2017	Currently, Head of Emerging Market Corporate Debt for Aberdeen Asset Managers Limited. Mr. Dahiya joined Aberdeen in 2010.

Thomas Drissner Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Drissner joined Aberdeen in 2010.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product – Americas, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, CEO Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lin-Jing Leong** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Asset Management Asia Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009..

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 9, 2016.
**	Messrs. Akintewe, Andolina, Bishop, Cotton, Dahiya, Drissner, Goodson, Hendry, Keener, McCabe, and Pittard and Mses. Ferrari, Kennedy, Leong, Melia, Nichols, and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc., and Aberdeen Income Credit Strategies Fund (as of December 1, 2017) each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President—Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Thomas Drissner, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. NAV is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.
In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.
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Item 2 – Code of Ethics.

(a)	As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2017	$81,500	$0	$7,500	$0
October 31, 2016	$80,500	$0	$7,200	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.

PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2017 and October 31, 2016, respectively, KPMG billed $796,703 and $848,698 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the Audit and Valuation Committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Lin-Jing Leong Investment Manager	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Nick Bishop Head of Australia Fixed Income	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently Head of Asian Fixed Income, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Kenneth Akintewe Senior Investment Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

David Choi Head of Australian Macro	Effective January 31, 2016, as a replacement for Mr. John Manning, Mr. Choi is responsible for overseeing day-to-day management and overall supervision of Australian Fixed Income team. He joins the team of Victor Rodriguez, Nick Bishop, Adam McCabe and Kenneth Akintewe.	David Choi is the Head of Australian Macro on the Australia Fixed Income desk. David joined Aberdeen in 2011 after spending five years at NSW Treasury Corporation, where he was responsible for portfolio management of both asset and debt portfolios, and specialized in interest rate positioning with responsibility for tactical overlay strategies. He graduated with a Bachelor of Law/Commerce (Finance) from the University of NSW.

(a)(2)	The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Lin-Jing Leong	Registered Investment Companies	1	$4.81	0	$0
	Pooled Investment Vehicles	20	$804.89	0	$0
	Other Accounts	3	$36.22	0	$0
Nick Bishop	Registered Investment Companies	1	$4.81	0	$0
	Pooled Investment Vehicles	27	$1,191.55	0	$0
	Other Accounts	21	$2,520.68	0	$0
Adam McCabe	Registered Investment Companies	1	$4.81	0	$0
	Pooled Investment Vehicles	20	$804.89	0	$0
	Other Accounts	3	$36.22	0	$0
Kenneth Akintewe	Registered Investment Companies	1	$4.81	0	$0

	Pooled Investment Vehicles	20	$804.89	0	$0
	Other Accounts	3	$36.22	0	$0
David Choi	Registered Investment Companies	1	$4.81	0	$0
	Pooled Investment Vehicles	27	$1,191.55	0	$0
	Other Accounts	21	$2,520.68	0	$0

Total assets are as of October 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.33.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Lin-Jing Leong	$0
Nick Bishop	$0
Adam McCabe	$10,001-50,000
Kenneth Akintewe	$10,001-50,000
David Choi	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2016 through November 30, 2016	298,139	$4.81	298,139	25,296,838

December 1, 2016 through December 31, 2016	353,042	$4.73	353,042	24,943,796
January 1, 2017 through January 31, 2017	249,553	$4.75	249,553	24,694,243
February 1, 2017 through February 28, 2017	59,364	$4.86	59,364	24,634,879
March 1, 2017 through March 31, 2017	175,597	$4.82	175,597	24,459,282
April 1, 2017 through April 30, 2017	0	$0.00	0	24,459,282
May 1, 2017 through May 31, 2017	0	$0.00	0	24,459,282
June 1, 2017 through June 30, 2017	0	$0.00	0	24,459,282
July 1, 2017 through July 31, 2017	0	$0.00	0	24,459,282
August 1, 2017 through August 31, 2017	0	$0.00	0	24,459,282
September 1, 2017 through September 30, 2017	0	$0.00	0	24,459,282
October 1, 2017 through October 31, 2017	0	$0.00	0	24,459,282

Total	1,135,695	$4.78	1,135,695	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17

CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date:	January 8, 2018

EXHIBIT LIST

12(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), and 12(c)(5) - Distribution notice to stockholders

12(d) – Proxy Voting Policy of Registrant.

12(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies